UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 2, 2019

iCAD, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-09341	02-0377419
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

98 Spit Brook Road, Suite 100, Nashua, New Hampshire	03062
(Address of Principal Executive Offices)	(Zip Code)

(603) 882-5200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	ICAD	The NASDAQ Stock Market LLC

Item 2.02. Results of Operations and Financial Condition.

On May 7, 2019, iCAD, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2019. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2019, the board of directors elected R. Scott Areglado to serve as Chief Financial Officer of the Company.

Mr. Areglado, age 55, has served as interim Chief Financial Officer since December 2018. Prior to this, he was Vice President and Corporate Controller from May 2011, and previously held the role of interim Chief Financial Officer from September 2016 to November 2016. From 2005 to 2010, Mr. Areglado served as Vice President and Controller at AMICAS, Inc., a NASDAQ-listed image and information management solutions company serving the healthcare industry, where he led financial statement preparation and accounting operations for the company, including support for the successful acquisition of the company by Merge Healthcare. Mr. Areglado has more than 25 years of experience in finance and accounting and was a Certified Public Accountant from 1990 to 2007. He received a Master of Business Administration degree from the Franklin W. Olin Graduate School of Business at Babson College and a Bachelor of Business Administration degree in Accounting from the University of Massachusetts, Amherst.

In connection with Mr. Areglado’s election to Chief Financial Officer, the Board approved (i) an annual base salary increase to $240,000 from $204,775, (ii) a grant of options to purchase 30,000 shares of common stock, exercisable in three equal annual installments beginning May 2, 2020, and (iii) an increase in target bonus to 35% of annual base salary, from 25% of annual base salary.

Item 7.01. Regulation FD Disclosure.

The information set forth in Items 2.02 and 5.02 above is incorporated by reference herein. On May 7, 2019, the Company issued the press release that is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and on May 6, 2019, the Company issued the press release that is furnished as Exhibit 99.2 to this Current Report on Form 8-K, each of which is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibits 99.1 and 99.2 referenced below are being furnished pursuant to Item 2.02 and 7.01, respectively, are not to be considered filed under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

(d) Exhibits

Exhibit No.	Exhibit Description

99.l	Press Release dated May 7, 2019

99.2	Press Release dated May 6, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

iCAD, INC. (Registrant)

By:	/s/ Michael Klein
Michael Klein Chief Executive Officer

Date: May 7, 2019